As filed with the Securities and Exchange Commission on
	                         November 1, 1996.
                                         							File Nos. 333-09431,811-7739


                 	SECURITIES AND EXCHANGE COMMISSION
                     	Washington, D.C. 20549

                      __________________________

                           	FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	  X



	Pre-Effective Amendment No.        		X



	Post-Effective Amendment No.




REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	  X


	Amendment No. _1_



                       	HARDING, LOEVNER FUNDS, INC.
------------------------------------------------------------------------------

              	(Exact name of registrant as specified in charter)

                        	600 FIFTH AVENUE, 26th FLOOR
                           NEW YORK, NEW YORK 10020
-----------------------------------------------------------------------------
                 (Address of principal executive offices)

              Registrant's telephone number:  800-762-4848


               	WILLIAM E. VASTARDIS, Senior Vice President
                       	AMT Capital Services, Inc.
                       	600 Fifth Avenue, 26th Floor
                       	New York, New York 10020
------------------------------------------------------------------------------
               	(Name and address of agent for service)

                            With a copy to:
                      	William Goodwin, Esq.
                      	Dechert Price & Rhoads
                      	477 Madison Avenue
                      	New York, Ny 10022-5891


 Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:

X immediately upon filing pursuant to Rule 485(b) on ___ pursuant to Rule 485(b)
  60 days after filing pursuant to Rule 485(a)
  75 days after filing pursuant to Rule 485(a) on _____ pursuant to Rule 485(a)

The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provision of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby elects to register an indefinite number of shares of Capital Stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. The amount of the registration fee required by Rule 24f-2 is $500.







                    HARDING, LOEVNER FUNDS, INC.
                 Registration Statement on Form N-1A

                     CROSS REFERENCE SHEET
                   	Pursuant to Rule 495(a)
               	Under the Securities Act of 1933


Form N-1A Item No.	            Location

 Part A.	                      Prospectus Caption

 Item 1. Cover Page	           Cover Page

 Item 2. Synopsis	             The Fund's Expenses

 Item 3. Condensed Financial   Financial Highlights
   	     Information

 Item 4. General Description
         of	Registrant	        Description of the Fund;
                               Investment Policies; Investment
                               Restrictions; Risks Associated
                               with the Fund's Investment
                               Policies and Investment
                               Techniques


Item 5. Management of the Fund	Management of the Fund

Item 5A.Management's Discussion   Not Applicable
        of Fund Performance

Item 6. Capital Stock and Other 	Shareholder Information; Tax
        Considerations;        		Dividends

Item 7.  Purchase of Securities  Purchase and Redemption of
         Offered                 Shares; Offered	Dividends;
                                 Determination of Net Asset Value;
                                 Distribution of Fund Shares

Item 8. Redemption or Repurchase	 Purchase and Redemption of Shares

Item 9. Pending Legal Proceedings	 Not Applicabl



N-1A Item No.	                     Statement of Additional Information Caption

Part B

Item 10. Cover Page	               Cover Page

Item 11. Table of Contents	        Table of Contents

Item 12. General Information and History	   Organization of the Fund

Item 13. Investment Objectives and Policies	  Supplemental Descriptions of
                                              Investments; Supplemental
                                              Investment Techniques;
                                              Supplemental Discussion of Risks
                                              Associated With the Fund's
                                              Investment Policies and
                                              Investment Techniques; Investment
                                              Restrictions

Item 14. Management of the Fund	    Management of the Fund

Item 15. Control Persons and Principal	       Not Applicable
	        Holders of Securities

Item 16. Investment Advisory and Other
	        Services                            	Management of the Fund

Item 17. Brokerage Allocation       	         Portfolio Transactions

Item 18. Capital Stock and Other Securities	   Shareholder Information; Tax
                                               Considerations;
                                             		Organization of the Fund

Item 19. Purchase, Redemption and Pricing
	       of Securities Being Offered	           Net Asset Value

Item 20. Tax Status	                           Tax Considerations

Item 21. Underwriters	                         Distribution of Fund Shares

Item 22. Calculation of Performance Data	      Calculation of Performance Data

Item 23. Financial Statements	                 Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement











                      	HARDING, LOEVNER FUNDS, INC.

                     	Prospectus - November 1, 1996

Harding, Loevner Funds, Inc. (the "Fund") is a no-load, open-end management investment company (a "mutual fund") that currently has four separate diversified portfolios (each a "Portfolio"), each of which has distinct investment objectives and policies. There is no sales charge for purchase of shares. Shares of each Portfolio may be purchased through AMT Capital Services, Inc. ("AMT Capital"), the Fund's exclusive distributor. The minimum initial investment in any Portfolio is $100,000. Additional investments or redemptions may be of any amount. The Portfolios and their investment objectives are:


    	International Equity Portfolio - to seek long-term capital appreciation through investments in equity securities of companies based outside the United States.

    	Global Equity Portfolio - to seek long-term capital appreciation through investments in equity securities of companies based both in and outside the United States.

    	Emerging Markets Portfolio - to seek long-term capital appreciation through investments in equity securities of companies based in developing markets outside the United States. (This Portfolio has not commenced operations.)

    	Multi-Asset Global Portfolio - to seek long-term capital appreciation and a growing stream of current income through investments in equity and debt securities of companies based both inside and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities.


No assurance can be given that a Portfolio's investment objectives will be attained

    This Prospectus sets forth concisely the information that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated November 1, 1996, containing additional information about the Fund (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling or writing AMT Capital at the telephone numbers or address listed on the cover of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS

Prospectus Highlights..............................................

Fund Expenses......................................................

Financial Highlights...............................................

The Fund	 .........................................................

Investment Policies................................................

Descriptions of Investments........................................

Risks Associated with the Fund's Investment
  Policies and Investment Techniques...............................


Investment Restrictions............................................

Brokerage Practices................................................

Yields and Total Return............................................

Distribution of Fund Shares........................................

Determination of Net Asset Value...................................

Purchase and Redemption of Shares..................................

Dividends..........................................................

Management of the Fund.............................................

Tax Considerations.................................................

Shareholder Information............................................

Other Parties......................................................

Shareholder Inquiries..............................................



PROSPECTUS HIGHLIGHTS


    Harding, Loevner Funds, Inc. is a no-load, open-end management investment company that currently has four separate diversified Portfolios, each of which
has distinct investment objectives and policies.   There is no assurance that a
Portfolio will achieve its investment objective. See "Investment Objectives" below.



The Fund and its Investment Objectives

Name of Portfolio	              	Investment Objective

International Equity Portfolio  	To seek long-term capital appreciation through
                                 investments in equity securities of companies
                                 based outside the United States.

Global Equity Portfolio        		To seek long-term capital appreciation through
                                 investments in equity securities of companies
                                 based both in and outside the United States.

Emerging Markets Portfolio	      To seek long-term capital appreciation through
                                 investments in equity securities of companies
                                 based in developing markets outside the United
                                 States.

Multi-Asset Global Portfolio 	   To seek long-term capital appreciation and a
                                 growing stream of current income through investments in equity and debt securities of companies based both inside and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities.






Investment Adviser

    Harding, Loevner Management, L.P. ("HLM"), which manages approximately $1 billion in assets for private investors and institutions, serves as investment adviser to the Fund. HLM provides the Fund with business and asset management services, including investment research and advice and determining which portfolio securities shall be purchased or sold on behalf of the Fund.


Administrator and Distributor

AMT Capital serves as Administrator to the Fund, supervising the general day-to-day business activities and operations of the Fund other than investment advisory activities. AMT Capital also serves as the exclusive distributor of shares of the Fund's Portfolios. For more information, refer to "Management of the Fund."

How to Invest

Shares of each Portfolio may be purchased without any sales charges at their net asset value next determined after receipt of the order by submitting an Account Application to AMT Capital and wiring federal funds to AMT Capital's "Fund Purchase Account" at Investors Bank & Trust Company (the "Transfer Agent"). The Portfolios are not available for sale in all states. For information about the Fund's availability, contact an account representative at AMT Capital.

The minimum initial investment per Portfolio is $100,000. There is no minimum amount for subsequent investments. There are no sales commissions (loads) or 12b-1 fees. For more information, refer to "Purchase and Redemption of Shares."

How to Redeem Shares

Shares of each Portfolio may be redeemed, without charge, at their next determined net asset value after receipt by either the Transfer Agent or AMT Capital of the redemption request. For more information, refer to "Purchase and Redemption of Shares."

Risks

    Prospective investors should consider certain risks associated with an investment in any Portfolio. There is no assurance that a Portfolio will achieve its investment objective. The Fund invests in securities of companies based outside of the United States. Investments in foreign securities involve risks not associated with investments in securities issued by United States entities. For more information, refer to "Investment Policies", "Descriptions of Investments", and "Risks Associated with the Fund's Investment Policies and Investment Techniques".

FUND EXPENSES

The following table illustrates the expenses and fees that a shareholder of the Fund can expect to incur. The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

Shareholder Transaction Expenses

  Sales Load Imposed on Purchases	                   None
  Sales Load Imposed on Reinvested Dividends	        None
  Deferred Sales Load	                               None
  Redemption Fees                                   	None
  Exchange Fees	                                     None

Annual Fund Operating Expenses (after expense reimbursements, shown as a percentage of average net assets)
                                        			Other Expenses
                                   -------------------------------------------

                                                            Total
                                                Other       Other
                                                Expenses    Expenses   Total
                                                (after      (after     Operating
                                    Adminis-    expense     expense    Expenses
                Advisory   12b-1 	  tration     reimbur-    reimbur-
                Fees       Fees     Fees        sment)      sment)
                ________   _____    ________    _________   ________   _________

International
Equity
Portfolio  	    0.75%	     None	     0.15%	     0.10% (a)   0.25%(a)  	1.00% (a)

Global
Portfolio  	    1.00%	     None	     0.15%	     0.10% (a)  	0.25% (a) 	1.25% (a)

Emerging
Markets
Portfolio  	    1.25%	     None	     0.15%	     0.35% (a)  	0.50% (a)	 1.75% (a)

Multi-Asset
Global
Portfolio	      1.00%	     None	     0.15%	     0.10% (a)	  0.25% (a)	 1.25% (a)


    (a) HLM has voluntarily agreed to cap the total operating expenses at 1.00%, 1.25%, 1.75% and 1.25% (on an annualized basis) of the average daily net assets of the International Equity Portfolio, Global Equity Portfolio, Emerging Markets Portfolio and Multi-Asset Global Portfolio, respectively. Without such cap, the total operating expenses (on an annualized basis) for International Equity Portfolio, Global Equity Portfolio, Emerging Market Portfolio and Multi-Asset Global Portfolio are estimated to be 1.10%, 1.50%, 2.00% and 1.50%, respectively, of their average daily net assets (of which 0.20%, 0.35%, 0.60% and 0.35% is "other expenses").

The following table illustrates the expenses that an investor would pay on each $1,000 increment of its investment over various time periods, assuming a 5% annual return. As noted in the table above, the Fund charges no redemption fees of any kind.

Expenses Per $1,000 Investment (including expense waivers and reimbursements)

                                           	1 Year	           3 Years
                                            ------            -------
International Equity Portfolio               	$10	             	$32
Global Equity Portfolio                      	$13              	$40
Emerging Markets Portfolio	                   $18	             	$57
Multi-Asset Global Portfolio	                 $13	             	$40


These examples should not be considered a representation of future expenses or performance. Actual operating expenses and annual returns may be greater or less than those shown.

    At the discretion of and until further notice from HLM, expenses of the International Equity, Global Equity, Emerging Markets and Multi-Asset Global Portfolios will not exceed 1.00%, 1.25%, 1.75% and 1.25%, respectively, of each such Portfolio's average daily net assets for any fiscal year. Certain portions of the transaction expenses (i.e., brokerage commissions) are not included in the expenses subject to the cap described above. See "Investment Policies - Portfolio Turnover".


FINANCIAL HIGHLIGHTS

The International Equity Portfolio commenced operations on November 1, 1996. Prior to that date the Portfolio's operating history was that of AMT Capital Fund, Inc. - HLM International Equity Portfolio (the "AMT Capital Portfolio"). Shareholders of the AMT Capital Portfolio approved a reorganization of the AMT Capital Portfolio into the International Equity Portfolio on October 30, 1996. The financial information for the period ended December 31, 1995 in the following table has been audited in conjunction with the audit of the financial statements of the AMT Capital Portfolio by Ernst & Young LLP, independent auditors. The audited financial statements for the period ended December 31, 1995 are incorporated by reference in the Statement of Additional Information. The unaudited financial statements for the AMT Capital Portfolio for the six months ended June 30, 1996 are incorporated by reference in the Statement of Additional Information. The financial information should be read in conjunction with the financial statements which can be obtained upon request without charge.


                                   		HLM International Equity Portfolio
                             --------------------------------------------------
                            		(unaudited)
                             June  30, 1996    Dec. 31, 1995    Dec.  31, 1994*



Per Share Data	              	$      10.77		    $       9.71		  $      10.00
Net asset value, beginning
 of period

Increases (Decreases) From
 Investment Operations
Investment income, net		              0.09	            	0.10		          0.04

Net realized and unrealized
  gain (loss) on	investments
  and foreign currency-
	 related transactions	               1.18	            	1.06	          (0.29)

	 Net increase (decrease)
  from investment operations	         1.27		            1.16	         	(0.25)

Less Distributions From
Investment income, net                 		-	            	0.10          		0.03

Temporary overdistribution
  of net realized gain on
  investments and	foreign
  currency-related transactions         	-	               	-	          	0.01

 	Total distributions	                   -		               -		          0.04

Net asset value, end of period		$    12.04		      $    10.77	   	$      9.71

Total Return		                       11.79%	          	11.99%	       	(2.47%)(b)

Ratios/Supplemental Data
Net assets, end of period	              	-	 	   $ 67,726,552		   $  8,903,878

Ratio of expenses to average
 net assets		                      1.00%	(a)	           0.99%		        0.95%	(a)

Ratio of expense income, net		     2.20%	(a)           	1.30%	        	1.13%	(a)
to average net assets

Decrease reflected in above
ratios due to waiver of
investment advisory
and administration fees and
reimbursement of other expenses		  0.22%	(a)	           0.54%	        	1.33%	(a)


Portfolio turnover		               8.35%	(b)	          27.71%	       	27.49%


(a) Annualized
(b) Not annualized
*  Commencement of Operations was May 11, 1994


THE FUND

    Harding, Loevner Funds, Inc. is a no-load, open-end management investment company that currently has four separate diversified portfolios, each of which has distinct investment objectives and policies. There is no assurance that a Portfolio will achieve its investment objective.

The investment objective and policies of each Portfolio are described below. Except as otherwise indicated, the investment policies may be changed at any time by the Fund's Board of Directors to the extent that such changes are consistent with the investment objective of the applicable Portfolio. However, each Portfolio's investment objective is fundamental and may not be changed without a majority vote of the Portfolio's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Portfolio (hereinafter, "majority vote"). The investment objective of each of the Portfolios is:


Name of Portfolio		              Investment Objective
--------------------------------------------------------------------------------
International Equity Portfolio 	 To seek long-term capital appreciation through
                                 investments in equity securities of companies based outside the United States.

Global Equity Portfolio        		To seek long-term capital appreciation through
                                 investments in equity securities of companies
                                 based both in and outside the United States.

Emerging Markets Portfolio      	To seek long-term capital appreciation through
                                 investments in equity securities of companies
                                 based in developing markets outside the United
                                 States.

Multi-Asset Global Portfolio	    To seek long-term capital appreciation and a
                                 growing stream of current income through investments in equity and debt securities of companies based both inside and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities.





INVESTMENT POLICIES

International Equity Portfolio

The International Equity Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks [including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs")], closed-end investment companies, and rights and warrants issued by companies that are based outside the United States. The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio may also invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's assets will be invested in securities of U.S. companies. The Portfolio may also invest up to 35% of its assets in the types of short-term securities and in other debt securities described under the caption "Descriptions of Investments" below.

    The Portfolio may invest up to 20% of its assets in convertible securities and debt securities which are rated below investment-grade, that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poors Corporation ("Standard & Poors", or "S&P") ["junk bonds"] and in unrated securities judged to be of equivalent quality as determined by HLM.

    The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in one country in each of at least three of the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets" as defined by Morgan Stanley Capital International ("MSCI"). At least 65% of these securities will be denominated in one of at least three currencies other than the U.S. dollar.

HLM's international equity investment approach is "bottom up". The approach seeks to identify companies with excellent long-term business prospects, and then to select from among them those whose stocks appear to offer attractive absolute returns. HLM's investment criteria include both growth and value considerations. HLM seeks companies that it believes have strong balance sheets, sustainable internal growth, superior financial returns and defensible business franchises. Typically, HLM will only invest in companies that it has analyzed for a number of years. Country allocation and sector weightings reflect the results of stock selection, which itself is strongly influenced by HLM's cyclical and secular outlook for various industries, sectors, and national economies. Explicit country or sector allocation decisions are taken only when necessary to ensure that portfolios are well-diversified. HLM hedges foreign currency exposure infrequently, on those occasions when it has a strong view on the prospects for a particular currency. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover.   Portfolio turnover will depend on factors such as
volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover is expected to be low, generally below 50%, due to the emphasis on stock selection.

Global Equity Portfolio

The Global Equity Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks (including ADRs and EDRs), closed-end investment companies, and rights and warrants issued by companies that are based both in and outside the United States. The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio may also invest up to 35% of its assets in the types of short-term securities and in other debt securities described under the caption "Descriptions of Investments" below.

The Portfolio may invest up to 20% of its assets in convertible securities and debt securities which are rated below investment-grade.

The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in one of at least three countries including the United States and countries listed above in International Equity Portfolio's investment policies.

HLM's "bottom up" approach is also utilized for this Portfolio. HLM hedges foreign currency exposure infrequently, on those occasions when it has a strong view on the prospects for a particular currency. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover.   Portfolio turnover will depend on factors such as
volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover is expected to be low, generally below 50%, due to the emphasis on stock selection.

Emerging Markets Portfolio

The Emerging Markets Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks (including ADRs and EDRs), closed-end investment companies, and rights and warrants issued by companies that are based in developing markets outside the United States. The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio may also invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's assets will be invested in securities of U.S. companies. The Portfolio may also invest up to 35% of its assets in the types of short-term securities and in other debt securities described under the caption "Descriptions of Investments" below.

The Portfolio may invest up to 20% of its assets in convertible securities and debt securities which are rated below investment-grade.

The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in one of at least three countries listed below under the caption "Description of Investments - Emerging Markets Securities".

HLM's "bottom up" approach is also utilized for this Portfolio. HLM hedges foreign currency exposure infrequently, on those occasions when it has a strong view on the prospects for a particular currency. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover.   Portfolio turnover will depend on factors such as
volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover is expected to be below 100% due to the emphasis on stock selection.


Multi-Asset Global Portfolio

The Multi-Asset Global Portfolio invests assets in common stocks, securities convertible into such common stocks (including ADRs and EDRs), closed-end investment companies, debt securities and rights and warrants issued by companies that are based both in and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities. The Portfolio may invest in forward foreign currency exchange contracts, equity and debt derivative securities such as options, futures and options on futures. The Portfolio may also invest its assets in the types of short-term securities described under the caption "Descriptions of Investments" below.

The Portfolio will invest broadly in the available universe of equity and debt securities of companies and debt securities of the United States and foreign governments and their agencies and instrumentalities domiciled in at least three countries including the United States. HLM's "bottom up" approach is utilized for the selection of equity and fixed income investments for this Portfolio. While the Portfolio will generally emphasize equity investments, the allocation of the Portfolio among equity, fixed income and cash equivalent investments may range widely, and will vary over time according to HLM's current assessment of the relative risk and potential return of alternative investments.

From time to time, HLM may hedge a portion of the foreign currency exposure of the Portfolio. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover.   Portfolio turnover will depend on factors such as
volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover is expected to be low, generally below 50%, due to the emphasis on security selection.


DESCRIPTIONS OF INVESTMENTS

The following briefly describes some of the different types of securities in which each Portfolio, unless otherwise specified, may invest and investment techniques in which each Portfolio may engage, subject to each Portfolio's investment objective and policies. For a more extensive description of certain of these assets and the risks associated with them, see the Statement of Additional Information.

Equity Securities. The Portfolios will invest in various types of equity securities, including common stocks, preferred stocks, convertible securities, ADRs, EDRs, rights and warrants. The stocks that the Portfolios will invest in may be either growth-oriented or value-oriented. Growth-oriented stocks are the stocks of companies that are believed to have internal strengths, such as good financial resources, a satisfactory rate of return on capital, a favorable industry position, and superior management. Value-oriented stocks have lower price multiples (either price/earnings or price/book) than other stocks in their industry and can sometimes also display weaker fundamentals such as growth of earnings and dividends. Rights and warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term.

    Foreign Securities. The Portfolios will invest in foreign securities. Foreign securities include equity, foreign-fixed income, or derivative securities denominated in currencies other than the U.S. dollar, including any single currency or multi-currency units, plus sponsored and unsponsored ADRs and EDRs. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. Unsponsored ADRs and EDRs differ from sponsored ADRs and EDRs in that the establishment of unsponsored ADRs and EDRs is not approved by the issuer of the underlying securities. Risks associated with investing in foreign securities are described under the caption "Risks Associated with the Fund's Investment Policies and Investment Techniques -Foreign Investments" below.

Emerging Markets Securities. For purposes of its investment policies, the Fund defines an emerging market as any country, the economy and market of which is generally considered to be emerging or developing by MSCI or, in the absence of an MSCI classification, by the World Bank. Under this definition, the Fund considers emerging markets to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

   Emerging Markets Debt Instruments. The Emerging Markets Portfolio and the Multi-Asset Global Portfolio may invest in zero coupon securities and convertible debt or other debt securities acquired at a discount. A portion of the Portfolio's sovereign debt securities may be acquired at a discount. The Portfolio will only purchase such securities to the extent consistent with the Portfolio's investment objectives.

Foreign Governments and International and Supranational Agency Securities. The Portfolios may purchase, for temporary purposes, debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

Convertible Securities. The Portfolios may invest in convertible preferred and debt securities which are securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible fixed income securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Foreign Currency Transactions. The Portfolios hedge foreign currency exposure infrequently, on those occasions when HLM has a strong view on the prospects for a particular currency. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. Each Portfolio will segregate cash, U.S. Government securities or other high-grade liquid debt obligations with the custodian in an amount at all times equal to or exceeding their commitment with respect to contracts that are not part of a designated hedge.

Warrants. The Portfolios may invest up to 10% of the value of their net assets (valued at the lower of cost or market) in warrants for equity securities, which are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

U.S. Treasury and other U.S. Government and Government Agency Securities. Each Portfolio may purchase securities issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States ("U.S. Government Securities"). Each Portfolio may also purchase securities issued by a U.S. Government-sponsored enterprise or federal agency that is supported either by its ability to borrow from the U.S. Treasury (e.g., Student Loan Marketing Association) or by its own credit standing (e.g., Federal National Mortgage Association). Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress.

Bank Obligations. Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, letters of credit, bank notes, deposit notes, Eurodollar or Yankeedollar time deposits, Eurodollar or Yankeedollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes and custodial receipts. Domestic bank obligations are defined as instruments: issued by U.S. (domestic) banks; U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks; and foreign branches of U.S. banks, if HLM determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the U.S. parent bank, in that the U.S. parent bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments. Other than the allowable 20% of a Portfolio's assets invested in below-investment grade convertible and other debt securities, all investments in bank obligations will be rated at least "B" by Thomson Bankwatch or similarly rated by IBCA Ltd., or of comparable quality as determined by HLM.

Corporate Debt Instruments. Each Portfolio may purchase commercial paper, short-term notes and other obligations of U.S. and foreign corporate issuers meeting the Portfolio's credit quality standards (including variable rate notes). Other than the allowable 20% of a Portfolio's assets invested in below-investment grade convertible and other debt securities, all investments in corporate debt instruments will be rated at least "BBB" or "A-1" (in the case of commercial paper) by S&P, "Baa" or "P-1" (in the case of commercial paper) by Moody's, or of comparable quality as determined by HLM.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements under which a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) agrees, upon entering into the contract, to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio at a mutually agreed-upon price and date. Repurchase agreements will generally be restricted to those that mature within seven days. Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolio under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness and will enter into repurchase agreements only with financial institutions which are deemed by HLM to be in good financial standing and which have been approved by the Board of Directors.

Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from a Portfolio and the Portfolio agrees to repurchase the securities at an agreed-upon price and date.

Commission rules require either that securities sold by a Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on that Portfolio's books and records pending repurchase. The Fund will maintain for each Portfolio a segregated custodial account containing cash, U.S. Government Securities or other appropriate high-grade debt securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, and will subsequently monitor the account to ensure such equivalent value is maintained until payment is made. Reverse repurchase agreements will generally be restricted to those that mature within seven days. The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness.

When-Issued Securities. The Portfolios may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolios will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian will maintain in a segregated account cash and liquid high-grade debt securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Derivatives. The Portfolios are authorized to use various hedging and investment strategies described below to hedge broad or specific market movements, or to seek to increase the Portfolios' income or gains. The Portfolios may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity indices and other financial instruments and enter into financial futures contracts (collectively, these transactions are referred to in this Prospectus as "Derivatives").

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities market movements to protect the Portfolio's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio's income or gain. The Portfolios may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any Derivatives will be a function of numerous variables, including market conditions. The ability of a Portfolio to utilize Derivatives successfully will depend on, in addition to the factors described above, HLM's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio's securities. The Portfolios are not "commodity pools" (i.e., pooled investment vehicles which trade in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives will require that the Portfolio segregate cash, liquid high grade debt obligations or other assets to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

Futures Contracts. The Portfolios may use stock index futures contracts ("futures contracts") as a hedge against the effects of changes in the market value of the stocks comprising the relevant index. In managing its cash flows, a Portfolio may also use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement to purchase or sell a specified amount of designated securities for a set price at a specified future time. At the time the Portfolio enters into a futures transaction, it is required to make a performance deposit ("initial margin") of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually marked to market. The Portfolios will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

If the Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset in whole or in part, by a loss on the futures contract. If instead the Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., purchases and redemptions of Portfolio shares). Under normal market conditions, futures contracts positions may be closed out on a daily basis.

Stock Index Options. The Portfolios may purchase or sell options on stock indices on U.S. and foreign exchanges or in the over-the-counter markets. An option on a stock index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Portfolios will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

Options on Futures Contracts. The Portfolios may purchase or sell options on futures contracts as an alternative to buying or selling futures contracts. Options on futures contracts are similar to options on the security underlying the futures contracts except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option. The Portfolios will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

A detailed discussion of Derivatives, including applicable requirements of the CFTC, and special risks associated with such strategies, appears in the Statement of Additional Information.

    Securities Lending. Although, the Fund has no current plans to do so, each Portfolio may lend securities to banks, broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. government and its agencies or other high quality liquid investments, that at all times equal at least 102% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for any Portfolio exceeds 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays lending fees and related expenses from the interest earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are approved by the Board of Directors and are deemed by HLM to be of good financial standing. A Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies and other high quality short-term debt instruments. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Portfolio unless otherwise required by law. See the Statement of Additional Information for further information regarding loan transactions.

RISKS ASSOCIATED WITH THE FUND'S INVESTMENT POLICIES
AND INVESTMENT TECHNIQUES

A more detailed discussion of the risks associated with the investment policies and investment techniques of the Portfolios appears in the Statement of Additional Information.

Foreign Investments. Securities issued by foreign governments, foreign corporations, international agencies and obligations of foreign banks involve risks not associated with securities issued by U.S. entities. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. A Portfolio could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the Portfolio will seek to minimize such withholding taxes whenever practical. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their United States income taxes if more than 50% of the Portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations. Ownership of unsponsored ADRs may not entitle the Portfolio to financial or other reports from the issuer to which it would be entitled as the owner of sponsored ADRs. See "Tax Considerations".

Emerging Markets Securities. The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


Derivatives and Hedging. The Portfolios may engage in hedging and other strategic transactions and certain other investment practices which may entail certain risks.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent HLM's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to a Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values or cause the Portfolio to hold a security it might otherwise sell. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the Derivative will be greater than gains in the value of the Portfolio's position. The loss from investing in futures transactions which are unhedged or uncovered, is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent a Portfolio utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result form an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Portfolio's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.

    High Yield/High Risk Securities. Each Portfolio may invest up to 20% of its assets in convertible securities and debt securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality as determined by HLM (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. Each Portfolio will invest no more than 10% of its assets in securities rated B or lower by Moody's or S&P, or of equivalent quality, but may invest in securities rated C by Moody's or D by S&P, or the equivalent, which may be in default with respect to payment of principal or interest.


    Illiquid and Restricted Securities. Each Portfolio will not invest more than 15% of the value of its net assets in illiquid securities. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investments, and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, a Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter. These factors may have an adverse effect on the Portfolio's ability to dispose of particular securities and may limit a Portfolio's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. A Portfolio may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. A Portfolio may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. Not all Rule 144A securities can be deemed liquid; HLM will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Repurchase and Reverse Repurchase Agreements.   In the event the other party to
a repurchase agreement or a reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

INVESTMENT RESTRICTIONS

The following investment restrictions apply to each Portfolio and may be changed with respect to a particular Portfolio only by the majority vote of that Portfolio's outstanding shares. Accordingly, no Portfolio may:

 	(a) invest more than 5% of its total assets in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets;

 	(b) invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies or instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy;

  (c) borrow money, except through reverse repurchase agreements or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets nor will the Portfolios borrow for leveraging purposes. In addition, although not a fundamental policy, the Portfolios will repay any money borrowed before any additional portfolio securities are purchased. See the Statement of Additional Information for a further description regarding reverse repurchase agreements;



  (e) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities; or

  (f)  purchase or retain the securities of any open-end investment companies.


The above percentage limits are based upon current asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the Statement of Additional Information for other investment limitations.

BROKERAGE PRACTICES

HLM will place its own orders to execute the securities transactions which are designed to implement the applicable investment objective and policies of the Portfolios. HLM will use its reasonable efforts to execute all purchases and sales with brokers, dealers and banks on a best available price and most favorable execution basis. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Neither HLM nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolios in connection with the purchase or sale of investments for the Portfolios.

YIELDS AND TOTAL RETURN

The Portfolios' yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semiannual basis.

The Portfolios may from time to time advertise their total return. Any total return quotations advertised will reflect the average annual compounded rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period.

The Portfolios will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain analytical services. See the Statement of Additional Information for more information about the calculation of yields and total returns. Performance figures are based upon historical earnings and are not intended to indicate future performance.

DISTRIBUTION OF FUND SHARES

    Shares of the Fund are distributed by AMT Capital pursuant to a Distribution Agreement (the "Distribution Agreement") dated as of October 14, 1996 between the Fund and AMT Capital. No fees are payable by the Fund pursuant to the Distribution Agreement.

    Under a sales incentive fee agreement dated October 14, 1996 between AMT Capital Advisers, an affiliate of AMT Capital and HLM, HLM has agreed to pay AMT Capital Advisers a monthly sales incentive fee at an annual rate of 0.25% of the average daily value of shares of the Fund purchased as a result of the efforts of AMT Capital Advisers or its affiliates.


DETERMINATION OF NET ASSET VALUE

The "net asset value" per share of each Portfolio is calculated as of the close of business on days when the New York Stock Exchange is open for business, (hereinafter, "Business Day"). Each Portfolio determines its net asset value per share by subtracting that Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total outstanding shares of the Portfolio.

    For purposes of calculating each Portfolio's net asset value, securities are valued as follows: (1) all portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at their last sale price, or if there are no trades, at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless HLM determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; (3) U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the mean between the latest bid and asked prices; (4) Non-U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the last closing price on that exchange, (5) securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market; (6) short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument; and (7) the value of other assets for which market quotations are not readily available will be determined in good faith by HLM at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. Quotations of foreign securities denominated in a foreign currency are converted to a U.S. dollar-equivalent at exchange rates obtained from an automated pricing service at the bid price except for the Royal Currencies (United Kingdom, Ireland, European Currency Unit, Australia and New Zealand), which are valued at the ask price.

PURCHASE AND REDEMPTION OF SHARES

Purchases

    There is no sales charge imposed by the Fund. The minimum initial investment in any Portfolio of the Fund is $100,000; additional purchases or redemptions may be of any amount. With respect to purchases of Fund shares through brokers:
1) a broker may charge transaction fees, 2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated, and 3) the minimum initial investment through a broker is less than a direct purchase with the Fund.

The offering of shares of the Fund is continuous and purchases of shares of the Fund may be made on any Business Day. The Fund offers shares at a public offering price equal to the net asset value next determined after receipt of a purchase order.

Purchases of shares must be made by wire transfer of Federal funds. Share purchase orders are effective on the date when AMT Capital receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund's account with the Transfer Agent as set forth below. The shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions are:


                   Investors Bank & Trust Company, Boston, MA
                              ABA#: 011-001-438
                    Account Name: AMT Capital Services, Inc.
                          - Fund Purchase Account
                            Account #: 933333333
        Reference: Harding, Loevner Funds, Inc. - (designate Portfolio)


    In order to purchase shares on a particular Business Day, a purchaser must call AMT Capital at or (212) 332-5210 prior to the close of business
(normally 4:00 p.m. Eastern time) to inform the Fund of the incoming wire transfer and must clearly indicate which Portfolio is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification after the above-mentioned cut-off times, or if Federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that Federal funds are received.

Redemptions

    The Fund will redeem all full and fractional shares of the Fund upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by the close of business (normally 4:00 p.m. Eastern time) on any Business Day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next Business Day but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

There is no charge imposed by the Fund to redeem shares of the Fund; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Fund.

To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

A shareholder may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A shareholder may request redemption by calling the Transfer Agent at (800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund or the Transfer Agent employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

Exchange Privilege

Shares of each Portfolio may be exchanged for shares of another Portfolio based on the respective net asset values of the shares involved in the exchange, assuming that shareholders wishing to exchange shares reside in states where these mutual funds are qualified for sale. The Fund's Portfolio minimum amounts of $100,000 would still apply. An exchange order is treated the same as a redemption followed by a purchase. Investors who wish to make exchange requests should telephone AMT Capital or the Transfer Agent.


DIVIDENDS

Each Portfolio will declare and pay a dividend from its net investment income on an annual basis. Each Portfolio will distribute its realized net short-term capital gains (i.e. with respect to assets held one year or less) and net long-term capital gains (i.e. with respect to assets held more than one year) at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such short-term or long-term capital gains in additional shares of the Portfolio at the net asset value on the ex-date of the distribution.

MANAGEMENT OF THE FUND

Board of Directors

    The Board of Directors of the Fund are responsible for the overall management and supervision of the Fund. The Fund's Directors are James C.
Brady III, Jane A. Freeman, David R. Loevner	and Carl W. Schafer.  Additional
information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund - Board of Directors".

Investment Adviser

    Subject to the direction and authority of the Fund's Board of Directors, HLM provides investment advisory services to each Portfolio pursuant to the Investment Advisory Agreement dated October 14, 1996. Under the Investment Advisory Agreement, HLM is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by each Portfolio of the Fund, purchasing and selling securities on behalf of the Portfolios and determining how voting and other rights with respect to the portfolio securities of the Portfolios are exercised in accordance with each Portfolio's investment objective, policies, and restrictions. HLM also provides office space, equipment, and personnel necessary to manage the Fund.

    HLM, established in 1989, is a registered investment adviser that specializes in global investment management for private investors and institutions. HLM currently has approximately $1 billion in assets under management. HLM is located at 50 Division Street, Suite 401, Somerville, NJ 08876. HLM manages assets for several other registered investment companies.


    HLM bears the expense of providing the above services to the Fund. For its services, each of the International Equity Portfolio, Global Equity Portfolio, Emerging Markets Portfolio and Multi-Asset Global Portfolio pay HLM a monthly fee at an annual rate of 0.75%, 1.00%, 1.25% and 1.00%, respectively, of its average daily net assets. The advisory fee paid by each Portfolio is higher than that charged by most funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolios.

Portfolio Managers

    Daniel D. Harding (responsible for global portfolio management), co-founder of HLM and a director of its general partner, is the firm's chief investment officer, with overall responsibility for investment policy. Dan served for twelve years as a senior investment manager with Rockefeller & Co., investment adviser to the Rockefeller family and related institutions. As manager of the family's flagship equity, fixed income and balanced fund portfolios, he set investment strategy and provided investment counseling to family members, trusts and private businesses. In this capacity he also spearheaded the diversification of the firm's investments into overseas markets. Dan began his career as a trust investment officer at American National Bank & Trust in Morristown, NJ. He is an honors graduate in history and international relations from Colgate University, a Chartered Financial Analyst, and a Chartered Investment Counselor. Dan is a trustee and treasurer of the Peck School.

    David R. Loevner, co-founder, is the chief executive officer of HLM and a director of the firm's general partner. He serves on the investment committee, and is responsible for operations, administration, compliance, and client service. His prior experience includes nine years with Rockefeller and Co., where he managed equity portfolios, counseled family members, and developed new financial planning and asset allocation tools. David also managed a number of professional service units with the Rockefeller family office, including the Rockefeller Insurance Company, which he established in 1985. In 1987, David established Rockefeller's first Asian office, in Hong Kong, from which he directed a region-wide investment program comprising small
company and venture investments.   Before Rockefeller, David worked for the
World Bank, as country economist for Brazil. He graduated summa cum laude from Princeton University and, as a Sachs Scholar, received graduate degrees in statistics and in economics from Oxford University. David is a director of the Princeton University Investment Company and an advisory trustee of Outward Bound USA.

    Alexander T. Walsh, portfolio manager, is a member of the investment committee and a principal of the firm. From 1979 through 1982, he worked in money market trading and operations for J. Henry Schroder Bank & Trust Co., New York. Alec joined Merrill Lynch, New York in 1982 as an account executive.
In 1987 he moved to Paine Webber, where he built an institutional equity clientele comprising Fortune 100 accounts and investment advisers. Promoted to 1st Vice President in 1992, he remained with the firm until joining HLM in 1994. Alec is a 1978 graduate of McGill University with a BA in North
American Studies.

    Simon Hallett (responsible for international portfolio management), senior portfolio manager and a director of the firm's general partner, serves as the chair of the investment committee. Simon has managed global portfolios for individuals and institutions since 1979, when he joined the investment management department of London-based Buckmaster and Moore. In 1981 he moved to Hong Kong, where he began to concentrate on Asian markets, and in 1984 joined Jardine Fleming Investment Management, one of Asia's largest and most respected investment management companies. Simon's ultimate position at Jardine Fleming was director in charge of a team of six portfolio managers investing in the markets of South East and North Asia for a diverse clientele comprising European pension plans, governments, and private clients, Rockefeller & Co. among them. He joined HLM in 1991. A British subject, Simon is an honors graduate of Oxford University in Politics, Philosophy and Economics.


    G. "Rusty" Johnson III, research analyst, is a member of the investment committee and a principal of the firm. He began his career in Hong Kong in 1986, developing computer-based arbitrage programs for Chin Tung Futures, subsequently a subsidiary of Standard Chartered Bank. The following year he joined Jardine Fleming Research to concentrate on Asian equities. After three years in Hong Kong and two years in Bangkok, Rusty moved to Jardine Fleming's parent company, Robert Fleming, in New York as an institutional broker of Asian equities. He spent a further year in institutional equity sales in New York with Peregrine Securities before joining HLM in 1994. Rusty is a magna cum laude graduate in economics of Washington and Lee University, where his program included studies at Fu Jen University, Taiwan, and the Chinese University of Hong Kong. Rusty is a Chartered Financial Analyst.

    Ferrill D. Roll, portfolio manager, has fifteen years' experience across a wide range of international markets. Prior to joining Harding, Loevner in 1996, he was general partner of Cesar Montemayor Capital, L.P., a global investment partnership investing in fixed income, currency, and equity markets, since 1992. For six years before that, he worked in international equity sales, first at First Boston (1985-1989) and later at Baring Securities (1989-1992), working primarily on European markets. During 1990, he acted as head of Baring's German equity research, in Frankfurt. Prior to joining First Boston, Ferrill worked for five years at JP Morgan, where he advised corporate clients on foreign exchange markets and set up the currency options trading department. He graduated from Stanford University in 1980 with a degree in economics.

Administrator

    Pursuant to an Administration Agreement between the Fund and AMT Capital Services, Inc., dated as of October 14, 1996 AMT Capital provides for administrative services to, and assists in managing and supervising all aspects of, the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

The Fund pays AMT Capital a monthly fee at an annual rate of 0.15% on the first $500 million of the average daily net assets of the Fund, 0.10% on the next $500 million of the average daily net assets of the Fund, and 0.05% on the average daily net assets over $1 billion. Each Portfolio pays a proportionate share of the fee based on its relative net assets.

Founded in early 1992, AMT Capital Services, a Delaware corporation, is a registered broker-dealer whose senior managers are former officers of Morgan Stanley and the Vanguard Group, where they were responsible for the administration and distribution of The Pierpont Funds, a $5 billion fund complex now owned by J.P. Morgan, and the private label administration group of Vanguard, which administered nearly $10 billion in assets for 45 portfolios, respectively.




Direct Expenses

Those fees and expenses paid directly by the Fund may include the fees of independent auditors, transfer agent and dividend disbursing agent, and custodian; the expense of obtaining quotations for calculating the value of each Portfolio's net assets; taxes, if any, and the preparation of each Portfolio's tax returns; brokerage fees and commissions; interest; costs of Board of Director and shareholder meetings; the expense of printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of members of the Board of Directors who are not directors, officers, employees or stockholders of HLM or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law.

Federal Income Taxes

Each Portfolio intends to qualify for and to elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended. To qualify, a Portfolio must meet certain income, distribution and diversification requirements. In any year in which a Portfolio qualifies as a RIC and distributes all of its taxable income and substantially all of its net tax-exempt interest income on a timely basis, the Portfolio will not pay U.S. federal income or excise tax. If in any year a Portfolio should fail to qualify as a regulated investment company, the Portfolio would be subject to federal income tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Portfolio. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain.

Each Portfolio intends to distribute all of its taxable income and net tax-exempt interest income by automatically reinvesting such amount in additional shares of the Portfolio and distributing those shares to its shareholders, unless a shareholder elects, on the Account Application Form, to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional Fund shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

Any gain or loss realized by a shareholder upon the sale or other disposal of shares of a Portfolio, or upon receipt of a distribution in a complete liquidation of the Portfolio, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before the ending 30 days after the date that the shares are disposed of.

    Each Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax.
Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a Portfolio may be eligible and may elect to "pass through" to the Portfolio's shareholders the amount of foreign income and similar taxes paid by the Portfolio. Each shareholder will be notified within 60 days after the close of a Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass through" for the year. Further information relating to tax consequences is contained in the Statement of Additional Information.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

State and Local Taxes

A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.

Portfolio distributions may be subject to state and local taxes. Distributions of a Portfolio which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in a Portfolio.

SHAREHOLDER INFORMATION

Description of the Fund

    The Fund was established under Maryland law by the filing of its Articles of Incorporation on July 31, 1996. The Fund's Articles of Incorporation permit the Directors to authorize the creation of additional Portfolios, each of which may issue separate classes of shares. Currently, the Fund has four separate Portfolios.

Voting Rights

Each share of common stock of a Portfolio or class is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Portfolio and class vote together on any matter submitted to shareholders, except when otherwise required by the 1940 Act or when a matter affects the interests of each Portfolio or class in a different way, in which case the shareholders of each Portfolio or class vote separately. If the Directors determine that a matter does not affect the interests of a Portfolio or class, then the shareholders of that Portfolio or class will not be entitled to vote on that matter. Approval of the investment advisory agreements are matters to be determined separately by each Portfolio (but not by each class of a Portfolio).

The election of the Fund's Board of Directors and the approval of the Fund's independent auditors are voted upon by shareholders on a Fund-wide basis. As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or a Portfolio's operation and for the election of Directors under certain circumstances.

Directors may be removed by shareholders at a special meeting. A special meeting of the Fund shall be called by the Directors upon written request of shareholders owning at least 10% of the Fund's outstanding shares. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

OTHER PARTIES

Custodian and Accounting Agent

Investors Bank & Trust Company, P.O. Box 1537, Boston, Massachusetts 02205-1537, is Custodian for the securities and cash of the Fund and Accounting Agent for the Fund.

Transfer and Dividend Disbursing Agent

Investors Bank & Trust Company, P.O. Box 1537, Boston, Massachusetts 02205-1537, is Transfer Agent for the shares of the Fund, and Dividend Disbursing Agent for the Fund.

Legal Counsel

Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005-1208, are legal counsel for the Fund.

Independent Auditors

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019 are the independent auditors for the Fund.

SHAREHOLDER INQUIRIES

    Inquiries concerning the Fund may be made by writing to AMT Capital Services, Inc., 600 Fifth Avenue, 26th Floor New York, New York
10020-2302  or by calling AMT Capital at (212) 332-5210.







                      STATEMENT OF ADDITIONAL INFORMATION



                         Harding, Loevner Funds, Inc.
                 Distributed By:  AMT Capital Services, Inc.
                              600 Fifth Avenue
                                 26th Floor
                             New York, NY 10020
                               (212) 332-5210


    Harding, Loevner Funds, Inc. (the "Fund") is a no-load, open-end management investment company consisting of four diversified portfolios: International Equity Portfolio, Global Equity Portfolio, Emerging Markets Portfolio and Multi-Asset Global Portfolio (each a "Portfolio"). There is no sales charge for purchase of shares. Each Portfolio is managed by Harding, Loevner Management, L.P. ("HLM"). Shares of each Portfolio may be purchased through AMT Capital Services, Inc. ("AMT Capital").

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated November 1, 1996
(the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing AMT Capital at the telephone number or address stated above. This Statement of Additional Information incorporates by reference the Prospectus.



November 1, 1996


                            TABLE OF CONTENTS
                                                                   Page

Organization of the Fund

Management of the Fund
   	Board of Directors and Officers
   	Investment Adviser
   	Administrator

Distribution of Fund Shares

Principal Holders of Securities

Supplemental Descriptions of Investments

Supplemental Investment Techniques

Supplemental Discussion of Risks Associated With the
Fund's Investment Policies and Investment Techniques

Investment Restrictions

Portfolio Transactions

Net Asset Value

Tax Considerations

Shareholder Information

Calculation of Performance Data

Ratings Descriptions


                           ORGANIZATION OF THE FUND

    The authorized capital stock of the Fund consists of 2,500,000,000 shares with $.001 par value, allocated as follows: (i) 500,000,000 shares to the International Equity Portfolio; (ii) 500,000,000 shares to the Global Equity Portfolio; (iii) 500,000,000 shares to the Emerging Markets Portfolio; (iv) 500,000,000 shares to the Multi-Asset Global Portfolio and (v) 500,000,000 shares not yet allocated to any Portfolio. Holders of shares of a Portfolio have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of net asset value held by a shareholder. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

The Fund is managed by its Board of Directors. The individuals listed below are the officers and directors of the Fund. An asterisk (*) has been placed next to the name of each director who is an "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of his or her affiliation with the Fund or HLM.


Name and Address   	             Position with          Principal Occupation
                                 the Company            During Past Five Years
-----------------------------------------------------------------------------
Carl W. Schafer
The Atlantic  Foundation
P.O. Box 1164
Princeton, NJ 08542	              Director	             The Atlantic Foundation,
                                                        President
                                                        1990-present.

Jane A. Freeman
Rockerfeller & Co.
30 Rockerfeller Plaza
Suite 5425
NY, NY 10112	                     Director	              Rockerfeller & Co.,
                                                         Investment
                                                         Manager 1988- present.

James C. Brady III
Brady Realty Company
Box 351 Gladstone
NJ 07934	                         Director	              Brady Realty Company
1988-present.

*David R. Loevner
Harding Loevner Management, L.P.
50 Division Street Suite 401,
Somerville, NJ 08876	             Director	              Harding Loevner
                                                         Management, L.P.
                                                         President and CEO
                                                         7/89 - present;
                                                         Rockerfeller & Co.,
                                                         Investment Manager
                                                         1/81-7/89

William E. Vastardis
AMT Capital Services, Inc.
600 Fifth Avenue, 26th Floor
New York, NY 10020	               Secretary and
                                  Treasurer             	AMT Capital
                                                         Services, Inc.,
                                                         Senior Vice President
                                                         7/92 - present;
                                                         Vanguard Group Inc.,
                                                         Vice President,
                                                         1/87 - 4/92.

Richard Reiter
Harding Loevner
Management, L.P.
50 Division Street
Suite 401,
Somerville, NJ 08876	              Assistant Secretary	  Harding, Loevner
                                                         Management, L.P.
                                                         Product Manager
                                                         4/96-present;
                                                         Harris Trust,
                                                         Vice President
                                                         4/91-4/96.
Carla E. Dearing,
AMT Capital Services, Inc.
600 Fifth Avenue, 26th Floor
New York, NY  10020	               Assistant Treasurer
                                                        	AMT Capital
                                                         Services, Inc.,
                                                         Managing Director,
                                                         Principal and Director,
                                                         1/92 - present;
                                                         AMT Capital
                                                         Advisers, Inc.,
                                                         Principal and Senior
                                                         Vice President,
                                                         1/92 - present;
                                                         Morgan Stanley & Co.,
                                                         Vice President,
                                                         11/88 - 1/92.




    No employee of HLM or AMT Capital receives any compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of HLM and AMT Capital or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the Directors receives an annual retainer of $10,000 which is paid in quarterly installments at the end of each quarter.



                        Director's Compensation Table

Director	              Aggregate     Pension or       Estimated      Total
                     Compensation    Retirement        Annual      Compensation
                         From       Benefits Accrued   Benefits  From Registrant
                      Registrant*	  As Part of Fund     Upon      and Fund
                                       Expenses	      Retirement  Complex Paid
                                                                  to Directors*

David R. Loevner           	$0	             $0	             $0	           $0
Jane A. Freeman	      $15, 000	             $0	             $0	     $15, 000
Carl W. Schafer 	     $15, 000             	$0	             $0	     $15, 000
James C. Brady III	   $15, 000	             $0	             $0	     $15, 000

*Estimated Director's Compensation for Fiscal Year Ended October 31, 1997


By virtue of the responsibilities assumed by HLM and AMT Capital and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

                           INVESTMENT ADVISER

    HLM provides investment advisory services to the Fund. The terms of the investment advisory agreements (the "Advisory Agreements") between the Fund, on behalf of each Portfolio, and HLM obligate HLM to provide investment advisory and portfolio management services to the Portfolios. HLM is a registered investment adviser organized in 1989. HLM provides investment advisory services to private investors and institutions.

The Advisory Agreements will remain in effect for two years following their date of execution and thereafter will automatically continue for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements are terminable without penalty on not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the relevant Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by HLM. Each of the Advisory Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

HLM pays all of its own expenses arising from the performance of its obligations under the Advisory Agreements. Under its Advisory Agreements, HLM also pays all executive salaries and expenses of the Directors and Officers of the Fund who are employees of HLM or its affiliates and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus under "Fund Expenses", other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment advisory fees, brokerage commissions, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, expense of printing and distributing prospectuses, fees and expenses of Directors of the Fund who are not employees of HLM or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

As compensation (subject to expense caps as described under "Fund Expenses" in the Prospectus) for the services rendered by HLM under the Advisory Agreements, each Portfolio pays HLM a monthly advisory fee calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month:

                                            				 Rate

		          International Equity		               0.75%
          		Global Equity                      		1.00%
          		Emerging Markets		                   1.25%
          		Multi-Asset Global		                 1.00%


                                 ADMINISTRATOR

    Pursuant to its terms, the administration agreement (the "Administration Agreement") between the Fund and AMT Capital, as Administrator, obligates the Administrator to manage and supervise all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administration Agreement will remain in effect for five years following the date of execution and thereafter will automatically continue unless terminated on notice.

                          DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by AMT Capital pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and AMT Capital. The Fund and AMT Capital have agreed to indemnify one another against certain liabilities. The Distribution Agreement will remain in effect for two years following the date of execution and thereafter will continue for successive annual periods only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreements or "interested persons" of any such party and either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund.

                      PRINCIPAL HOLDERS OF SECURITIES

As of November 1, 1996, no shareholder is deemed a "control persons" of the Fund as such term is defined in the 1940 Act.

    As of November 1, 1996, the following persons held 5 percent or more of the outstanding shares of the International Equity Portfolio:

                  Name and Address of       Amount and Nature of    Percent
Title of Class    Beneficial Owner          Beneficial Ownership    of Portfolio

Common Stock,     The National Gallery      Direct Ownership         12.20%
$.001 per share   of Art, Sixth and
                  Constitution Avenue
                  Washington, DC 20565

Common Stock,     The Bank of New York      Direct Ownership          12.09%
$.001 per Share   (nominee) Mutual Fund/
                  Reorg. Dept., P.O. Box
                  1066, Wall Street
                  Station, New York, NY
                  10268

Common Stock      Children's Hospital of    Direct Ownership          10.78%
$.001 per Share   Philadelphia, 34th and
                  Civic Center Blvd.,
                  Philadelphia, PA 19104

Common Stock      The Principia             Direct Ownership          6.46%
$.001 per Share   Corporation, Treasurers
                  Office, 13201 Clayton
                  Road, St. Louis, MO
                  63131-1099

Common Stock      Public Welfare            Direct Ownership          5.96%
$.001 per Share   Foundation Inc., 2600
                  Virginia Ave., NW
                  Suite 505, Washington,
                  DC 20037-1977

Common Stock      State Street Bank &       Direct Ownership          5.37%
$.001 per Share   Trust Co., Trustee for
                  Turlock Irrigation
                  District, P.O. Box
                  949, Turlock, CA 95381


                   SUPPLEMENTAL DESCRIPTIONS OF INVESTMENTS

The different types of securities in which the Portfolios may invest, subject to their respective investment objective, policies and restrictions, are described in the Prospectus under "Descriptions of Investments". Additional information concerning the characteristics of certain of the Portfolios' investments are set forth below.

U.S. Treasury and U.S. Government Agency Securities. U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage
Corporation ("FHLMC").    While these securities are issued, in general, under
the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

Bank Obligations. The Fund limits its investments in U.S. bank obligations to obligations of U.S. banks that in HLM's opinion meet sufficient creditworthiness criteria. The Fund limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of HLM, are of an investment quality comparable to obligations of U.S. banks in which each Portfolio may invest. Other than the allowable 20% of a Portfolio's assets invested in below-investment grade convertible and other debt securities, all investments in bank obligations will be rated at least "B" by Thomson Bankwatch or similarly rated by IBCA Ltd., or of comparable quality as determined by HLM.

Corporate Debt Instruments. Corporate debt securities of domestic and foreign issuers include such instruments as corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes and other similar corporate debt instruments. Other than the allowable 20% of a Portfolio's assets invested in below-investment grade convertible and other debt securities, all investments in corporate debt instruments will be rated at least "BBB" or "A-1" (in the case of commercial paper) by Standard & Poors Corporation ("S&P"), "Baa" or "P-1" (in the case of commercial paper) by Moody's Investors Service, Inc. ("Moody's"), or of comparable quality as determined by HLM.

    Brady Bonds. Each Portfolio, subject to limitations, may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $154 billion (face amount) of Brady Bonds have been issued by the governments of thirteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

    Each Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

Repurchase Agreements. When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Portfolio to earn a return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Reverse Repurchase Agreements. When participating in reverse repurchase agreements, a Portfolio sells U.S. Government securities and simultaneously agrees to repurchase them at an agreed upon price and date. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest. The Fund will maintain for each Portfolio a segregated custodial account containing cash, U.S. Government securities or other appropriate high-grade debt securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements create leverage, a speculative factor, and will be considered as borrowings for the purposes of limitations on borrowings.

                      SUPPLEMENTAL INVESTMENT TECHNIQUES

Borrowing. Each Portfolio may borrow money temporarily from banks when (i) it is advantageous to do so in order to meet redemption requests, (ii) a Portfolio fails to receive transmitted funds from a shareholder on a timely basis, (iii) the custodian of the Fund fails to complete delivery of securities sold or (iv) a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio. In addition, each Portfolio may, in effect, lend securities by engaging in reverse repurchase agreements and may, in effect, borrow money by doing so. Securities may be borrowed by engaging in repurchase agreements. See "Investment Restrictions" and "Supplemental Descriptions of Investments".

    Securities Lending. Although, the Fund has no current plans to do so, each Portfolio is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other high grade liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The loans will be terminable at any time by the Fund and the relevant Portfolio will then receive the loaned securities within five days. During the period of such a loan, the Portfolio receives the income on the loaned securities and a loan fee and may thereby increase its total return.

    Foreign Currency Hedging. The Portfolios may enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts primarily to protect against a decrease in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange
rates.   The Portfolios may at times hedge all or some portion of their currency exchange risk. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances a Portfolio will employ any of the techniques or strategies described below and in the section of the Prospectus entitled "Descriptions of Investments". A Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies (see "Tax Considerations").

Forward Contracts. Sale of currency for dollars under such a contract establishes a price for the currency in dollars. Such a sale insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

The Portfolios may use forward contracts to insulate existing security positions against exchange rate movement ("position hedges") or to insulate proposed transactions against such movement ("transaction hedges"). For example, to establish a position hedge, a forward contract on a foreign currency might be sold to protect against the decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.

Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery (a "futures contract") of contracts based on financial indices including any index of common stocks. The Portfolios may also enter into futures contracts based on foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolios may also enter into futures contracts that are based on securities that would be eligible investments for the Portfolios. The Portfolios may enter into contracts that are denominated in currencies other than the U.S. dollar.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of ("variation margin") generally will be required, a process known as "marking to the market". Each day the Portfolio will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value from the preceding day.

Options on Foreign Currencies. The Portfolios may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of their portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that they intend to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Regulations of the CFTC applicable to the Portfolios require that all of the Portfolios' futures and options on futures transactions constitute bona fide hedging transactions, except that a transaction may not constitute a bona fide hedging transaction entered into for other purposes if, immediately thereafter, the sum of the amount of initial margin deposits on a Portfolio's existing futures positions and premiums paid for related options would not exceed 5% of the value of the Portfolio's total assets.

Illiquid Securities. Although each of the Portfolios may invest up to 15% of the value of its net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. All repurchase agreements and time deposits maturing in more than seven days are treated as illiquid assets.

                      SUPPLEMENTAL DISCUSSION OF RISKS
                    ASSOCIATED WITH THE FUND'S INVESTMENT
                     POLICIES AND INVESTMENT TECHNIQUES

Additional information concerning risks associated with certain of the Portfolios' investments is set forth below.

Creditworthiness. In general, certain obligations which the Portfolios may invest in are subject to credit risks such as the loss of credit ratings or possible default. After purchase by a Portfolio of the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Portfolio. However, HLM will consider such event in its determination of whether a Portfolio should hold the security. To the extent that the ratings given by S&P or Moody's may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

High Yield/High Risk Debt Securities. Each Portfolio may invest up to 20% of its assets in convertible securities and debt securities which are rated below investment-grade - that is, rated below Baa by Moody's or BBB by S&P and in unrated securities judged to be of equivalent quality by HLM. Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See "Ratings Descriptions" in this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

    Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

    The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Portfolio to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.


Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of HLM not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on HLM's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, HLM will determine whether it is in the best interest of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments.

Foreign Securities. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations which may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

    Although HLM will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, HLM will consider the full range and quality of services offered by the executing broker or dealer when making these determinations. Fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolios on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolios, since each Portfolio's investment objective is to seek long-term capital appreciation and any income should be considered incidental.

Foreign Currency Hedging. The success of currency hedging will depend on the ability of HLM to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will cause poorer Portfolio performance than would otherwise be the case. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.

Precise matching of forward contract amounts and the value of portfolio securities is generally not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so contract positions are likely to be approximate hedges, not perfect.

    The cost to a Portfolio of engaging in foreign currency forward contracts will vary with factors such as the foreign currency involved, the length of the contract period, and the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar. Furthermore, HLM may not be able to purchase forward contracts with respect to all of the foreign currencies in which a Portfolio's securities may be denominated. In those circumstances the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Moreover, if the forward contract is entered into in an over-the-counter transaction, as will usually be the case, the Portfolio generally will be exposed to the credit risk of its counterparty. If the Portfolio enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise to close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

Futures Contracts. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to: (1) investors' obligations to meet additional variation margin requirements; (2) decisions to make or take delivery, rather than entering into offsetting transactions; and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market or foreign exchange rate trends may still not result in a successful transaction.

    Although the Fund believes that the use of such contracts and options thereon will benefit the Portfolios, if predictions about the general direction of securities market movements or foreign exchange rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon.

A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract to do so at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that the Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Foreign Currency. As in the case of other types of options, the benefit to a Portfolio deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Futures Contracts. The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in HLM's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not result in a loss.

Lower-Rated Debt Securities ("Junk Bonds"). The market value of lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities.

                              INVESTMENT RESTRICTIONS

   	The Fund has adopted the investment restrictions listed below relating to the investment of each Portfolio's assets and its activities. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the Portfolios may:

(1) invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any issuer, with respect to 75% of a Portfolio's total assets;

(2) invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy;

(3) borrow money, except through reverse repurchase agreements or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets nor will it borrow for leveraging purposes;

(4) issue senior securities (other than as specified in clause (3));

(5) make loans, except (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties;

(6) underwrite securities of other issuers;

(7) invest in companies for the purpose of exercising control or management;

(8) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate or securities of companies which deal in real estate or mortgages);

(9) purchase or sell physical commodities or related commodity contracts;

(10) invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases;

(11) invest more than 10% of its total assets in warrants; or




Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Portfolio's investment policies and limitations.

Each Portfolio's investment objectives and other investment policies not designated as fundamental in this Statement of Additional Information are non-fundamental and may be changed at any time by action of the Board of Directors. Although a non-fundamental policy, each Portfolio may not purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                             PORTFOLIO TRANSACTIONS

The Advisory Agreements authorize HLM to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and HLM to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Portfolios. HLM will consider the full range and quality of services offered by the executing broker or dealer when making these determinations.

Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients advised by HLM. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients advised by HLM is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by HLM, as the case may be. Although there is no specified formula for allocating such transactions, the various allocation methods used by HLM, and the results of such allocations, are subject to periodic review by the Board of Directors.

Brokers are selected on a basis of their overall assistance in terms of execution capabilities and research services, provided that their commission schedules are competitive with other firms providing similar services.

No trades will be executed with HLM, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities.

                               NET ASSET VALUE

As used in the Prospectus, "Business Day" refers to those days when the New York Stock Exchange is open for business, which is Monday through Friday except for holidays. As of the date of this Statement of Additional Information, such holidays are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

                              TAX CONSIDERATIONS

The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

Qualification as a Regulated Investment Company. Each Portfolio intends to qualify for and to elect to be treated as, a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a Portfolio must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived from its business of investing in securities (the "Qualifying Income Requirement"); (b) derive less than 30% of its gross income each taxable year from sales or other dispositions of certain assets (namely, (i) securities; (ii) options, futures and forward contracts [other than those on foreign currencies]; and (iii) foreign currencies [including options, futures and forward contracts on such currencies] not directly related to the Portfolio's principal business of investing in stocks or securities [or options and futures with respect to stocks or securities]) held less than three months (the "30% Limitation"); (c) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs); and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year that the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of 98% of its ordinary income (not taking into account any capital gains or losses) determined on a calendar year basis, 98% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years. The 30% Limitation may require that a Portfolio defer closing out certain positions beyond the time when it otherwise would be advantageous to do so, in order not to be disqualified as a RIC. Each Portfolio will monitor its compliance with all of the rules set forth in the preceding paragraph.

Distributions. Each Portfolio's automatic reinvestment of its taxable investment income, net short-term capital gains and net long-term capital gains in additional shares of the Portfolio and distribution of such shares to shareholders will be taxable to the Portfolio's shareholders. In general, such shareholders will be treated as if such income and gains had been distributed to them by the Portfolio and then reinvested by them in shares of the Portfolio, even though no cash distributions have been made to shareholders. The automatic reinvestment of taxable investment income and net realized short-term capital gains of the Portfolio will be taxable to the Portfolio's shareholders as ordinary income. Each Portfolio's automatic reinvestment of any net long-term capital gains designated by the Portfolio as capital gain dividends will be taxable to the shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividend-received deduction.
 A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

Sale of Shares. Upon the sale or other disposition of shares of a Portfolio, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on a disposition of Portfolio shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the shareholder with respect to such shares.

Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

    Zero Coupon Securities. Investments by a Portfolio in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Portfolio equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Portfolio receives no cash interest payments. This income is included in determining the amount of income which the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax. Similarly, investments in tax-exempt zero coupon securities will result in a Portfolio accruing tax-exempt income each year that the securities are held, even though the Portfolio
receives no cash payments of tax-exempt interest.   This tax-exempt income is
included in determining the amount of net tax-exempt interest income which a Portfolio must distribute to maintain its status as a regulated investment company.

    Backup Withholding. A Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio and, all redemption payments made to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

    Tax Treatment of Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by a Portfolio for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Portfolio. If the Portfolio enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Portfolio is exercised, thereby requiring the Portfolio to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Portfolio, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which a Portfolio may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40 treatment"), regardless of the Portfolio's actual holding period for the contract. Also, a section 1256 contract held by the Portfolio at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), and any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

The hedging transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been implemented, the tax consequences to the Portfolio of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to members.

The Portfolio may make one or more of the elections available under the Code that are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the amount, character, and timing of gains or losses from the positions that are part of a straddle, the amount of Portfolio income that is distributed to members and that is taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Tax Treatment of Foreign Currency-Related Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to members as ordinary income.

Tax Treatment of Passive Foreign Investment Companies. If a Portfolio invests in stock of certain foreign investment companies, the Portfolio may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the Portfolio's holding period for the stock. The distribution or gain so allocated to any taxable year of the Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Portfolio's investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a dividend to its shareholders.

A Portfolio may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Portfolio's investment company taxable income and net capital gain which, to the extent distributed by the Portfolio as ordinary or capital gain dividends, as the case may be, would not be taxable to the Portfolio. In order to make this election, the Portfolio would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Other elections may become available to the Portfolio that would provide alternative tax treatment for investments in foreign investment companies.

Foreign Shareholders. U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, deemed distributions by the Portfolio of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Deemed distributions of capital gain dividends and any gain realized upon redemption, sale or exchange of shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual who is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes. In that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% of deemed distributions of net capital gains and redemption payments unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then deemed distributions of investment company taxable income and capital gain dividends and any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax at a 30% rate.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Foreign Withholding Taxes. Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may elect to "pass through" to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass through" for that year. If a Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Portfolio will be treated as U.S. source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders. With respect to the Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Portfolios. Shareholders who are not liable for federal income taxes will not be affected by any such "pass through" of foreign tax credits.

Other Taxes A Portfolio may be subject to state, local or foreign taxes in any jurisdiction in which the Portfolio may be deemed to be doing business. In addition, shareholders of a Portfolio may be subject to state, local or foreign taxes on distributions from the Portfolio. In many states, Portfolio distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                          SHAREHOLDER INFORMATION

Certificates representing shares of a particular Portfolio will not be issued to shareholders. Investors Bank & Trust Company, the Fund's Transfer Agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Portfolio distributions.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Fund management reserves the right to waive the minimum initial investment in any Portfolio.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Portfolio by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Portfolio's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio at the beginning of the period.

                        CALCULATION OF PERFORMANCE DATA

The Portfolios may, from time to time, include the 30-day yield in advertisements or reports to shareholders or prospective investors. Quotations of yield for will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the Commission:
                                                     6
          YIELD  =  2 x { [ ((a - b) / (c x d)) + 1]  - 1 }

Where:	   a	=	dividends and interest earned during the period;
         	b	=	expenses accrued for the period (net of reimbursements);
         	c	=	the average daily number of shares of a Portfolio
              outstanding during the period that were entitled to receive dividends; and
         	d	=	the maximum offering price per share on the last day of the
              period.

    Each of the Portfolios may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio of the Fund over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the
Commission:
                                     n
                             P(1 + T) = ERV

Where:
      P =	a hypothetical initial payment of $1,000,
      T =	the average annual total return,
      n =	the number of years, and
    ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

    The International Equity Portfolio commenced operations on November 1, 1996. Prior to that date the Portfolio's operating history was that of AMT Capital Fund, Inc. - HLM International Equity Portfolio (the "AMT Capital Portfolio"). Shareholders of the AMT Capital Portfolio approved a reorganization of the AMT Capital Portfolio into the International Equity Portfolio on October 30, 1996. For the 12 months ended June 30, 1996, the AMT Capital Portfolio had a total return of 17.62%. On an annualized basis since its inception of May 11, 1994, the Portfolio had a total return of 9.78% through June 30, 1996.

                         RATINGS DESCRIPTIONS

Standard & Poors Corporation

AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB and Lower. Bonds rated BB, B, CCC, CC, C and D are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and D the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to D may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1. Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc.

Aaa. Bonds are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.	 Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B and Lower. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default of there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.


Thompson Bankwatch, Inc.

A. Company possess an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B. Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as companies in the highest rating category.

IBCA Limited

A1. Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus sign is added to those issues determined to possess the highest capacity for timely payment.

Fitch Investors Service, Inc.

F-1. The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity;
(2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.



                             FINANCIAL STATEMENTS

The International Equity Portfolio commenced operations on November 1, 1996. Prior to that date the Portfolio's operating history was that of AMT Capital Portfolio. Shareholders of the AMT Capital Portfolio approved a reorganization of the AMT Capital Portfolio into the International Equity Portfolio on October 30, 1996. The AMT Capital Portfolio's audited Financial Statements, including the Financial Highlights, for the period ended December 31, 1995 appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information. The AMT Capital Portfolio's unaudited Financial Statements, including the Financial Highlights, for the period ended June 30, 1996 appearing in the Semi-Annual Report to Shareholders are hereby incorporated by reference in this Statement of Additional Information. Both reports to Shareholders are delivered with this Statement of Additional Information to shareholders requesting this Statement.






Part C.		               OTHER INFORMATION


Item 24.	Financial Statements and Exhibits

      		(a)	Financial Statements and Schedules:
 	      The financial statements, notes to financial statements and reports
        set forth 	below are filed herewith by the Registrant, and are
        specifically incorporated 	by reference in Part B.

   			  -	Report of Independent Auditors dated February 9, 1996
          for the AMT Capital Fund, Inc.

			     -	Statements of Net Assets dated December 31, 1995 for
          the AMT Capital Fund, Inc.

    			 -	Statements of Operations for the year ended December
          31, 1995 for the AMT Capital Fund, Inc.

     			-	Statements of Changes in Net Assets for the years
          ended December 31, 1995 and December 31, 1994 for the
          AMT Capital Fund, Inc.

     			-	Financial Highlights for the years ended December 31,
          1995, December 31, 1994 and December 31, 1993 for the
          AMT Capital Fund, Inc.

     			-	(Unaudited) Statement of Net Assets dated June 30,
          1996 for the	AMT Capital Fund, Inc.

			     -	(Unaudited) Statement of Operations for the six months
          ended June 		30, 1996 for the AMT Capital Fund, Inc.

     			-	(Unaudited) Statements of Changes in Net Assets for
          the six months ended June 30, 1996 for the AMT Capital
          Fund, Inc.

     			-	(Unaudited) Financial Highlights for the six months
          ended June 30, 1996 for the AMT Capital Fund, Inc.





		(b) 	Exhibits:

Exhibit Number	   Description
--------------    -----------
1(a) (1) Articles of Incorporation, dated July 31, 1996 (previously filed as Exhibit (1) to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) and incorporated herein by reference.

2 (2) By-laws (previously filed as Exhibit (2) to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) and incorporated herein by reference.

3                None

4(a)             None

5(a) Advisory Agreement, dated October 14, 1996 between the Registrant (International Equity Portfolio) and Harding, Loevner Management, L.P. (Filed herewith)

5(b) Advisory Agreement, dated October 14, 1996 between the Registrant (Global Equity Portfolio) and Harding, Loevner Management, L.P. (Filed herewith)

5(c) Advisory Agreement, dated October 14, 1996 between the Registrant (Multi-Asset Global Portfolio) and Harding, Loevner Management, L.P. (Filed herewith)

5(d) Advisory Agreement, dated October 14, 1996 between the Registrant (Emerging Markets Portfolio) and Harding, Loevner Management, L.P. (Filed herewith)

6(a) Distribution Agreement, dated October 14, 1996 between Registrant and AMT Capital Services, Inc. (Filed herewith)

7                None

8 Form of Custodian Agreement, dated October 28, 1996 between Registrant and Investors Bank & Trust Company (Filed herewith)

9(a) Administration Agreement, dated October 14, 1996 between Registrant and AMT Capital Services, Inc. (Filed herewith)

9(b) Form of Transfer Agency Agreement, dated October 28, 1996 between Registrant and Investors Bank & Trust Company (Filed herewith)

10               Opinion and Consent of Dechert Price & Rhoads (Filed herewith)

11               Consent of Ernst & Young (Filed herewith)

12               None


13(a) Share Purchase Agreement, dated October 14, 1996 between Registrant and David R. Loevner for the International Equity Portfolio (Filed herewith)

13(b) Share Purchase Agreement, dated October 14, 1996 between Registrant and David R. Loevner for the Emerging Markets Portfolio (Filed herewith)

13(c) Share Purchase Agreement, dated October 14, 1996 between Registrant and David R. Loevner for the Multi-Asset Global Portfolio (Filed herewith)

13(d) Share Purchase Agreement, dated October 14, 1996 between Registrant and David R. Loevner for the Global Equity Portfolio (Filed herewith)

14               None

15               Not Applicable

16               Performance Information Schedule (Filed herewith)




Item 25.	Persons Controlled by or Under Common Control with Registrant

       		Not Applicable.

Item 26.	Number of Holders of Securities

Title of Class	               Number of Record Holders
Global Equity Portfolio	                None
International Equity Portfolio	          157
Emerging Markets Portfolio 	            None
Multi-Asset Global Portfolio	           None


Item 27.	Indemnification

       		The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable federal and Maryland law, including
         Section 17(h) and (i) of the Investment Company Act of 1940. In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

	       	Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.	Business and Other Connections of Investment Adviser

       		Harding, Loevner Management, L.P. (the "Investment Adviser") is a limited partnership organized under the laws of the State of New
         Jersey and it is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

       		The list required by this Item 28 of officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by the Investment Adviser pursuant to the Advisers
         Act (SEC File No. 801-36845).

Item 29.	Principal Underwriter

       		(a)	In addition to Registrant, AMT Capital Services, Inc. ("AMT
         Capital") currently acts as principal underwriter to FFTW
         Funds, Inc., TIFF Investment Program, Inc., Holland Series
         Fund, Inc. and AMT Capital Fund, Inc.  AMT Capital is
         registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of
         Securities Dealers, Inc.

       		(b)	For each director or officer of AMT Capital Services, Inc.:


Name and Principal
Business Address           	Positions and Offices         Position and Offices
                            with Underwriter              with Registrant

Alan M. Trager 	            Director, Chairman            None
600 Fifth Avenue            Treasurer
26th Floor
New York, NY  10020

Carla E. Dearing 	          Director, President	          Assistant Treasurer
600 Fifth Avenue
26th Floor
New York, NY  10020

Ruth L. Lansner 	           Secretary	                    None
Gilbert, Segall & Young
430 Park Avenue
11th Floor
New York, NY  10022

William E. Vastardis       	Senior Vice President	        Secretary
600 Fifth Avenue
26th Floor
New York, NY  10020
Treasurer

                 	(c)	Not Applicable.

Item 30.	Location of Accounts and Records

       		All accounts, book and other documents required to be maintained by Section 31(a) of an Investment Company Act of 1940 and the Rules (17 CFR 270.32a-l to 3la-3) promulgated thereunder will be maintained by the following:

      			Accounting and Custodial Records - Investors Bank & Trust Company, P.O. Box 1537, Boston, Massachusetts 02205-1537.

      			Dividend Disbursing Agent and Transfer Agent - Investors Bank & Trust Company, P.O. Box 1537, Boston, Massachusetts
         02205-1537.

      			Balance of Accounts and Records: AMT Capital Services, Inc.,
         600 Fifth Avenue, 26th Floor, New York, New York  10020, and
         Harding, Loevner Management, L.P., 50 Division Street, Suite
         401, Somerville, N.J. 08876.

Item 31.	Management Services

       		Not Applicable.

Item 32.	Undertakings

       		(a)   Not Applicable

       		(b) Registrant hereby undertakes to file a post-effective amendment, containing financial statements as of a reasonably current date which need not be certified, within four to six months from the date of commencement of investment operations of the Fund

       		(c) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares, and in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

                                	SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Somerville, State of New Jersey on the 1st day of November, 1996.


                                      							HARDING, LOEVNER FUNDS, INC.

                                      							By:  /s/  David R. Loevner
                                							      David R. Loevner, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement had been signed below by the following persons in the capacities indicated on the 1st day of November 1996.

Signature                 	Title
/s/ David R. Loevner
David R. Loevner	          Director and President (Principal Executive,
                           Financial and Accounting Officer)

/s/ William E. Vastardis
William E. Vastardis	      Secretary and Treasurer

/             *
Jane A. Freeman	           Director

/             *
Carl W. Schafer	           Director

/             *
James C. Brady III	        Director

 * Attorney-in-Fact /s/William E. Vastardis






                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                      ________________________________



                                  EXHIBITS

                                     TO

                                  FORM N-1A

                           REGISTRATION STATEMENT

                                   UNDER

                        THE SECURITIES ACT OF 1933

                                  AND THE

                     INVESTMENT COMPANY ACT OF 1940

                    ________________________________

                      HARDING, LOEVNER FUNDS, INC.





                     	HARDING, LOEVNER FUNDS, INC.
                            EXHIBIT INDEX

Exhibit Number    	Description of Exhibit
5(a)	              Advisory Agreement, dated October 14, 1996 between
                   the Registrant (International Equity Portfolio) and Harding,
                   Loevner Management, L.P.
5(b)	              Advisory Agreement, dated October 14, 1996 between
                   the Registrant (Global Equity Portfolio) and Harding, Loevner
                   Management, L.P.
5(c)              	Advisory Agreement, dated October 14, 1996 between
                   the Registrant (Multi-Asset Global Portfolio) and Harding,
                   Loevner Management, L.P.
5(d)              	Advisory Agreement, dated October 14, 1996 between
                   the Registrant (Emerging Markets Portfolio) and Harding,
                   Loevner Management, L.P.
6(a)              	Distribution Agreement, dated October 14, 1996
                   between Registrant and AMT Capital Services, Inc.
8	                 Form of Custodian Agreement, dated  between Registrant and
                   Investors Bank & Trust Company
9(a)              	Administration Agreement, dated October 14, 1996
                   between Registrant and AMT Capital Services, Inc.
9(b)              	Form of Transfer Agency Agreement between Registrant and
                   Investors Bank & Trust Company
10	                Opinion and Consent of Dechert Price & Rhoads
11                	Consent of Ernst & Young
13(a)             	Share Purchase Agreement, dated October 14, 1996
                   between Registrant and Harding, Loevner Management, L.P. for the International Equity Portfolio
13(b)             	Share Purchase Agreement, dated October 14, 1996
                   between Registrant and Harding, Loevner Management, L.P. for the Emerging Markets Portfolio
13(c)	             Share Purchase Agreement, dated October 14, 1996
                   between Registrant and Harding, Loevner Management, L.P. for the Multi-Asset Global Portfolio
13(d)	             Share Purchase Agreement, dated October 14, 1996
                   between Registrant and Harding, Loevner Management, L.P. for the Global Equity Portfolio
16	                Performance Information Schedule